Exhibit 99.1

January 2023 Developing next-generation immunotherapies that address cancer immune resistance KA (Nasdaq)

Disclaimers and other information Cautionary Statements Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding: Kineta’s plans for pre-clinical and clinical studies and projected timelines for the initiation and completion of pre-clinical and clinical trials and other activities; regulatory filings for its product candidates; investor returns; anticipated drug effects in human subjects; and other statements that are not historical in nature. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” and other similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Kineta’s current beliefs, expectations and assumptions regarding the future of Kineta’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including, but not limited to: (i) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement by and among Kineta (formerly known as Yumanity Therapeutics, Inc.), Kineta Operating, Inc. (formerly known as Kineta, Inc.) and Yacht Merger Sub, Inc.; (ii) unanticipated difficulties or expenditures relating to the merger, the response of business partners and competitors to the announcement or completion of the merger, and/or potential difficulties in employee retention as a result of the announcement or completion of the merger; (iii) Kineta’s listing on The Nasdaq Capital Market; (iv) the adequacy of Kineta’s capital to support its future operations (including its ability to complete the second tranche of the previously disclosed contemplated private placement in the first quarter of 2023) and its ability to successfully initiate and complete clinical trials; (v) the nature, strategy and focus of Kineta; (vi) the difficulty in predicting the time and cost of development of Kineta’s product candidates; (vii) Kineta’s plans to research, develop and commercialize its current and future product candidates, including, but not limited to, KVA12123; (viii) the timing of initiation of Kineta’s planned pre-clinical studies and clinical trials; (ix) the timing of the availability of data from Kineta’s clinical trials; (x) the timing of any planned investigational new drug application or new drug application; (xi) the risk of cessation or delay of any ongoing or planned clinical trials of Kineta or its collaborators; (xii) the clinical utility, potential benefits and market acceptance of Kineta’s product candidates; (xiii) Kineta’s commercialization, marketing and manufacturing capabilities and strategy; (xiv) Kineta’s ability to identify additional product candidates with significant commercial potential and to expand its pipeline of potential novel immunotherapies for cancer patients; (xv) developments and projections relating to Kineta’s competitors and its industry; (xvi) the impact of government laws and regulations; (xvii) the impact of public health epidemics affecting countries or regions in which Kineta has operations or does business, such as the COVID-19 pandemic; (xviii) the timing and anticipated results of Kineta’s pre-clinical studies and clinical trials and the risk that the results of Kineta’s pre-clinical studies and clinical trials may not be predictive of future results in connection with future studies or clinical trials; (xix) the timing and outcome of Kineta’s planned interactions with regulatory authorities; (xx) Kineta’s ability to protect its intellectual property position; (xxi) Kineta’s estimates regarding future revenue, expenses, capital requirements and need for additional financing; and (xxii) those risks filed as an exhibit to Kineta’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 22, 2022, as well as discussions of potential risks, uncertainties and other important factors in Kineta’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Except as required by law, Kineta undertakes no obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise.

Kineta is developing next-generation immunotherapies that address cancer immune resistance Innate KVA12123 Immunity • VISTA blocking mAb to address immunosuppression in the TME Focused • Phase 1 / Phase 2 study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Pipeline Preclinical Anti-CD27 agonist mAb to address exhausted T cells 3Q23 | KVA12123 initial clinical safety data Catalysts 4Q23 | KVA12123 initial clinical efficacy data (ORR) Runway Through mid-2024 Partnerships

Immune resistance is a major challenge with current cancer therapy Next-generation cancer treatments require: Blockade and down-regulation of Improving survival for checkpoint immune response inhibitor (CPI) non-responders Mechanisms of T cells lose cancer fighting (70-80%)* Cancer Immune Resistance function Reprogramming the immune system to attack cancer Tumor cells are invisible to immune system Integrating innate and adaptive immune responses *Based on publicly available information

Kineta pipeline integrates innate and adaptive immunity to address mechanisms of cancer resistance

Innate immunity

Involved in early response to cancer

Necessary driver for appropriate adaptive immunity

Significant cause of cancer resistance

Adaptive immunity

Most competitor drug development is focused **only** on T cell adaptive immunity



Dendritic cell
Mast cell
Macrophage
Eosinophil
Basophil
Complement protein
Neutrophil
Granulocyte
γβ T cell
Natural killer T cell
B cell
γβ T cell
Antibodies
CD4 T cell
CD8 T cell
Innate Immunity
Adaptive Immunity

KINETA®

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Kineta’s immuno-oncology pipeline aims to address the mechanisms of cancer immune resistance Pre- Drug program Discovery clinical Phase 1 Phase 2 Phase 3 Anticipated Milestones Immuno-suppression: Î±VISTA mAb 1Q 2023: First patient dosed monotherapy Indications: Advanced solid tumors 2Q 2023: First patient dosed combination KVA12123 incl. NSCLC, CRC, OC 3Q 2023: Initial Phase 1 clinical safety data 4Q 2023: Initial Phase 1 clinical efficacy data Exhausted T-cells: Î±CD27 agonist mAb 2H 2024: IND filing Indications: Advanced solid tumors 2H 2024: Start Phase 1 clinical study

KVA12123 Potentially differentiated VISTA blocking immunotherapy

VISTA is a key driver of immunosuppression in the tumor microenvironment • Immunosuppressive protein expressed on myeloid cells • Highly expressed in cold tumors including lung, colon and ovarian cancers • Correlates with poor outcomes in cancer patients • Up-regulated after CPI therapy and associated with treatment failure Melanoma patient survival by VISTA expression increases in melanoma patient VISTA expression in tumor-infiltrating immune cells 1 during pembrolizumab relapse/progression 2 VISTA Negative VISTA Positive Brown staining in human tumors indicates VISTA expression References: 1. Kuklinski et al. 2018; 2. Kakavand et al. 2017

KVA12123: Potentially differentiated VISTA blocking immunotherapy

Product	Development stage	Isotype	pH Binding	Single Agent Tumor Model Efficacy	CRS Cytokine Release
Kineta KVA12123	Phase 1	Engineered IgG1 mAb that binds to a unique epitope	Binds at both physiologic pH and acidic pH in the TME	Strong single agent tumor growth inhibition and in combination with PD-1 in preclinical models	No CRS-associated cytokine release or neurotoxicity seen in preclinical models
Hummingbird HMBD002	Phase 1	IgG4	Physiologic	Moderate	IL-6
Pierre Fabre WO180	Phase 1				
Curis* CI-8993	Phase 1 (de-prioritized)	IgG1	Physiologic	Moderate	TNFα, IFNγ, IL2, IL-1β
Sensei SNS-101	Preclinical	IgG1	Acidic	Weak	TNFα
Pharmabcine PMC309	Preclinical	IgG1	Acidic & Physiologic	Moderate	IFNγ

Other discovery stage programs: Apexigen, Five Prime Therapeutics/BMS, xCella Biosciences
Empty cells indicate no public data available

**Curis announced 11/9/2022: "Concentrating its resources to focus on and accelerate emavusertib", the company's lead asset and "deprioritization of other programs" (CI-8993)*

KINETA®

Kineta data and analysis on file

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Blocking VISTA can reverse immunosuppression in the TME Mechanisms of Cancer Immune Resistance Inhibits MDSC (myeloid-derived suppressor cells) Promotes Teff function Enhances NK cell activation Enhances monocyte activation

KVA12123 activates both innate and adaptive immune cells

Increases monocyte differentiation and activation


HLA-DR, CD80, CD86, CXCL10
HLA-DR MFI
3000
2000
1000
0
monocyte
PBMC+Mono's
IgG1 3ug/ml
KVA12123

Reduces MDSC-mediated T cell suppression


MDSC
Absolute Count of Proliferating cells
150000
100000
50000
0
PBMC alone
PBMC + MDSC
KVA12123

Increases HLA-dependent T cell activation


T cell
IFN (pg/mL)
1000
750
500
250
0
IgG1 3ug/ml
KVA12123

Enhances NK cell activation


NK cell
CD137 MFI
1000
750
500
250
0
IgG1 3ug/ml
KVA12123

NK dependent mechanism of action


+ NK
- NK
HLA-DR MFI
3000
2000
1000
0
IgG1 3ug/ml
KVA12123
IgG1 3ug/ml
KVA12123

KINETA®

Kineta data on file

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KVA12123 binds at physiologic and acidic pH ELISA Octet Various pH Association and Dissociation KVA12123 Binding 0.5 pH 7.0 pH 6.0 pH 6.5 0.4 pH 7.4 0.3 450 nm 0.2 KVA12123 pH 6.0 OD KVA12123 pH 6.5 KVA12123 pH 7.0 KVA12123 Ph 7.4 0.1 0 0 50 100 150 200 250 300 350 400 450 500 550 600 KVA Concentration (ng/mL) Time (s) Binding studies by ELISA and Octet demonstrate rapid on-rate and slow off-rate from pH 7.4 to pH 6.0 Kineta data on file

KVA12123 demonstrates single agent tumor growth inhibition and in combination with PD-1 in preclinical models Monotherapy Combination therapy Bladder Cancer Model MB49 T Cell Lymphoma Model EG7 Colon Carcinoma Model MC38* Bladder Cancer Model MB49* hVISTA KI mice hVISTA KI mice hVISTA KI mice hVISTA KI mice Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume Mean Tumor Volume ) 3 2000 ) ) ) 3 2000 Control ms IgG2a 3 IgG Control 3 1500 Control ms IgG2a 3000 Human IgG1 (mm KVA-12.2a (mm KVA-12.2a (mm KVA12.2a (mm KVA12123 1500 1500 KVA12.2a/Anti-mPD-1 Anti-mPD1 anti-mPD1 1000 KVA12123/ 2000 anti-mPD1 Volume 1000 Volume 1000 Volume Volume 1000 500 Tumor 500 Tumor 500 Tumor Tumor 0 0 0 Avg. Avg. Avg. 0 Avg. 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 2 4 6 8 10 12 14 16 18 20 22 24 26 0 5 10 15 20 25 0 10 20 30 40 Days post implantation Days post implantation Days post implantation Days post implantation Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Tumor Growth Inhibition Anti-VISTA: 75% Anti-VISTA: 66% Anti-VISTA: 35-42% Anti-VISTA: 40% Anti-PD1: 42-60% Anti-PD1: 67% Combination: 68% Combination: 85% *Combination therapy studies used sub-optimal doses of each agent KVA12.2a: mouse isotype equivalent of KVA12123 Kineta data on file

KVA12123 drives an integrated innate and adaptive anti-tumor immune response Lymphoid compartment Myeloid compartment CD4+ T cell CD4+ Effector Memory T cell NK Cells in Tumor G-MDSC M1 TAMS âœ± âœ± 25 15 4 15 s 100 l s ll el 20 Ce C s s s 3 * l 80 ell 10 e l c cell c 45+ 15 45+ 10 D 60 D 2 C 45+ 45+ C D f D 10 C CD45+ C ofo 5% % % 1 y 40 cy 5 5 nc n e que 20 0 0 0 IgG1 KVA12123_20 IgG1 KVA12123_20 IgG1 KVA12123_20 Fre 0 Frequ 0 HuIgG1 KVA12123 HuIgG1 KVA12123 CD8+ T cell CD8+ Effector Memory T cell 15 4 cDC l s 3 15 * cel 10 cells + Cells D45 2 45+ C CD45+ 10 5% % CD 1 f o 0 0 5 IgG1 KVA12123_20 IgG1 KVA12123_20 Frequency 0 HuIgG1 KVA12123 Kineta data on file

KVA12123 was observed to be well-tolerated in NHP toxicology studies No No change in CRS cytokine No treatment-related mortality levels (IL6 or TNF ) adverse events Well No overt clinical signs tolerated or weight loss Kineta has completed multiple, single and repeat-dose toxicology studies in NHP with doses of KVA12123 up to 100 mg/kg (>100-fold safety margin over target human exposure) Kineta data on file

Analyte Conc. (pg/mL) Analyte Conc. (pg/mL) 050100150200250 0 50 100 150 200 0 0 0.083 0.083 1 1 30 6 6 toxicology 12 IL-6 mg/kg KVA12123: TNFÎ± 12 Hours 24 Hours 24 dose 72 No 72 96 144 96 studies 168 144 CRS 168 as Analyte Conc. (pg/mL) NHP Analyte Conc. (pg/mL) 100 200 0 50 150 050100150200250 well 0 0 0.083 as 0.083 1 1 6 100 in 6 -associated 12 12 mg/kg Hours 24 TNFÎ± Hours 24 IL-6 dose 72 72 96 96 humansignal 144 144 in 168 168 whole Fold Change over Fold Change over Neg Control Neg Control bloodpreclinical 100200300 0 10 20 30 50010001500 0 10 20 30 — Unstim Unstim Ctrl Ctrl Cetuximab Cetuximab ++ Ctrl a-CD28SA Ctrl a-CD28SA 1000 1000 100 Iso. 100 models Iso. Human 10 Ctrl 10 Ctrl in 1 Antibody 1 Whole Antibody 1000 1000 TNFÎ± IL-6 100 100 CI-8993 10 CI-8993 10 Blood NHP 1 1 concentration concentration 1000 1000 Kineta 100 100 (ug/ml) 10 (ug/ml) KVA12123 10 data KVA12123 1 1 on file

Clinical applications for KVA12123 are primarily focused on solid tumors with high levels of VISTA expression Lung Colon Ovary Normal Tumor Human Brown staining in human tumors indicates VISTA expression Kineta data on file

A Phase 1 / Phase 2 open-label trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors Patient population: • Phase 1 basket trial in patients with advanced solid tumors (up to 60 patients) • Phase 2 in NSCLC, HNSCC, OC, CRC, RCC and TBD other patients Study objectives: • Primary: Safety and tolerability, recommended Phase 2 dose (RP2D) or maximum tolerated dose (MTD) of KVA12123 • Secondary: (ORR) Pharmacokinetics, immunogenicity, tumor response in subjects with advanced solid tumors per iRECIST • Exploratory: Biomarker and receptor occupancy

A Phase 1 / Phase 2 open-label trial of KVA12123 alone and in combination with pembrolizumab in patients with advanced solid tumors Phase 1 Dose Escalation Phase 2 Dose Expansion Monotherapy KVA12123 Monotherapy (Part A) 1000 mg (Part C) KVA12123 Q2W Up to 36 patients 300 mg KVA12123 Q2W NSCLC 100 mg 3-6 Part A RP2D KVA12123 KVA12123 Q2W patients 30 mg 3-6 Q2W KVA12123 Q2W patients SCCHN 10 mg 3-6 KVA12123 Q2W patients 3 mg 3-6 Q2W 1-6 patients Combination Therapy 1-6 patients (Part D) patients KVA12123 KVA12123 1000 mg NSCLC KVA12123 300 mg Q2W Q2W pembro 100 mg 400mg Part B RP2D SCCHN KVA12123 Q2W pembro KVA12123 30 mg pembro 400 mg Q6W Q2W Q2W Q6W 400 mg 3-6 pembro OC Combination pembro Q6W patients 400mg 400 mg 3-6 Therapy patients Q6W Q6W 3-6 (Part B) CRC Up to 24 patients 3-6 patients patients RCC Modified BOIN Design with Accelerated Titration

KVA12123 Clinical trial strategy Clinical research sites • Selected to provide diverse advanced solid tumor patients Merck research collaboration • Clinical trial collaboration and KEYTRUDA® supply agreement Exploratory biomarkers: • Receptor Occupancy (RO) • Chemokine and cytokine levels in blood • Immune cell populations in blood • VISTA expression in tumor pre- and post-treatment Clinical research sites Parts A & B Fred Hutch Cancer Center Oregon Health and Science University Yale University of University Michigan Thomas Jefferson Sarah Cannon University Research Institute Sarah Cannon UCLA at HealthONE Tennessee Hematology Oncology Oncology Sarah Cannon UC San Diego Moores Cancer Center Florida Cancer Specialists Sarah Cannon

Large commercial market opportunity in initial indications in solid tumors for KVA12123 2.7M annual new patient population $48B market opportunity Source: 1. NSCLC Globaldata: Global drug forecast and market analysis to 2028 2. CRC Globaldata: Global drug forecast and market analysis to 2028 3. OC Globaldata: Global drug forecast and market analysis to 2028 NSCLC 1 980K annual new patients $31.8B market Colorectal cancer 2 1.1M annual new patients $10.3B market Ovarian cancer 3 660K annual new patients $5.9B market

Anti-CD27 agonist mAb immunotherapy

Anti-CD27 agonist antibodies can drive tumor growth inhibition as a monotherapy and in combination with CPIs Monotherapy Combination Therapy Combination Therapy CT26 Colorectal Cancer 1 BCL-1 B cell lymphoma 2 B16-BL6 Melanoma 3 References: 1. He et al. J. Immunol 2013 2. Turaj et al. Cancer Cell 20173. Buchan et al. Clin. Cancer Research 2018

Anti-CD27 agonist to address exhausted T cell mechanism of cancer immune resistance



Immuno-suppression
Poor tumor immunogenicity
Exhausted T cells
Mechanisms of Cancer Immune Resistance



Exhausted T cells
CD27
CD27+ naive T cell
Antigen presentation
Antigen presenting cells
Central Memory T cell population
CD27
Tumor Microenvironment
CD27
CD27+ NK cell
Exhausted T cells with limited antigen recognition
Tumor cells
CD27 agonist has the potential to generate new populations of functional anti-tumor immune cells
Anti-CD27 Agonist antibody
CD27+ naive T cell
CD27
T cell activation and cytokine signaling
T cell proliferation
Tumor cell
Antigen presentation
New population of T cells with expanded repertoire of antigen recognition
Secretion of Proinflammatory cytokines
Tumor cell destruction
CD27
NK cell activation and cytokine signaling
Tumor cell

Activates and induces the maturation and migration of naïve **T cells**

Drives the **diversification of the T cell** repertoire

Enhances **NK cell** activation

Activates **low affinity antigens**

© 2022, Kineta, Inc. All rights reserved

KINETA®

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Lead anti-CD27 mAb demonstrates robust agonist activities on T and NK cells in in vitro studies Increases T cell proliferation and activation eases NK cell activation T cell Proliferation IFNÎ³—Secretion TNFÎ±—Secretion CD69+ NK cells 1 G1 1 3 2.5 gG 2.5 s 25 IgG hI l hhIg 2.0 cel er r 2.0 r e 20 ov 2 ove ov 1.5 1.5 15 ge CD69+ 1.0 an 1.0 of 10 1 h change changec 0.5 old 0.5 old Freq 5 F 0 Fold 0.0 F 0.0 0 l 0 b l 0 b r l 0 b r l 0 b t r 1 a t r 1 a t 1 a t 1 a . C 3 m . C 3 m . C 3 m . C 3 m o 3 u o 3 u o 0 3 l u o 0 3 l u I s 0 i l I s 0 i l I s h l i I s h l i h r l h r l 7 r 7 r 7 a 7 a 2 a 2 a 2 V 2 V D V D V D D C C C C Kineta data on file

Lead anti-CD27 agonist mAb demonstrates single agent tumor growth inhibition (TGI) in preclinical models Monotherapy B Cell Lymphoma Model Raji T Cell Lymphoma Model EG7 SCID mice huCD27 KI mice Mean Tumor Volume Mean Tumor Volume 2000 hIgG1 10mg/kg mIgG2a 10mg/kg ) 3 CD27h03310 10mg/kg ) 3 1500 CD27h03323 10mg/kg (mm 1500 (mm 1000 Volume 1000 Volume Tumor Tumor 500 Avg. 500 Avg. 0 0 0 2 4 6 8 10 12 14 16 18 20 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 Days post implantation Days post implantation Tumor Growth Inhibition Tumor Growth Inhibition Lead anti-CD27 mAb: 65% Lead anti-CD27 mAb: 45% Kineta data on file

Significant catalysts anticipated over the next 24 months 2023 2024 Anticipated Milestones 1Q 2Q 3Q 4Q 1H 2H First patient dosed monotherapy First patient dosed combination KVA12123 Initial Phase 1 clinical safety data Initial Phase 1 clinical efficacy data (ORR) Initial Phase 2 clinical data Î±CD27 IND filing agonist mAb Start Phase 1 clinical study

Experienced leadership team Shawn Iadonato, PhD Craig Philips Chief Executive Officer President Thierry Guillaudeux, PhD Keith Baker Chief Scientific Officer Chief Financial Officer Jacques Bouchy Pauline Kenny EVP Investor Relations General Counsel & Business Development

Kineta is developing next-generation immunotherapies that address cancer immune resistance Innate KVA12123 Immunity • VISTA blocking mAb to address immunosuppression in the TME Focused • Phase 1 / Phase 2 study evaluating KVA12123 alone and in combination with pembrolizumab in advanced solid tumors Pipeline Preclinical Anti-CD27 agonist mAb to address exhausted T cells 3Q23 | KVA12123 initial clinical safety data Catalysts 4Q23 | KVA12123 initial clinical efficacy data (ORR) Runway Through mid-2024 Partnerships

Developing next generation immunotherapies for cancer patients www.kinetabio.com I ir@kineta.us

Appendix

Strategic partnerships provide potential for a significant revenue stream Ongoing collaboration License Agreements with no research obligations by Kineta Neuromuscular Program Oncology Cystic fibrosis diseases-ALS Partner Up to $530M in milestones Up to $96M in milestones Up to $965M in commercial only milestones Key deal terms Royalties on net sales Royalties on net sales Royalties on net sales Research collaboration & license agreement Revenue share on sub-license payments